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Exhibit 10.34

                            MASTER SERVICES AGREEMENT

This Master Services Agreement (this "Master Agreement"), with an Effective Date of July 31, 2002, will set forth the terms and conditions between Columbia Laboratories, Inc., 220 South Orange Avenue, Livingston, NJ 07039 (hereinafter "Columbia"), and Innovex LP, 10 Waterview Boulevard, Parsippany, NJ 07054 (hereinafter "Innovex").

                                   BACKGROUND:

         A. Columbia is in the business of developing, manufacturing, and distributing pharmaceutical products for women's health care, including Prochieve(TM) 4% Progesterone Gel, Prochieve(TM) 8% Progesterone Gel, Advantage-S(R) Bioadhesive Contraceptive Gel, and RepHresh Vaginal Gel(TM) ("Columbia Product(s)"). Innovex is in the business of providing sales, marketing and alternative commercialization services for the pharmaceutical, healthcare and biotechnology industries.

         B. Columbia and Innovex desire to enter into this Master Agreement to provide the terms and conditions upon which Columbia may engage Innovex and its corporate Affiliates from time-to-time to provide contract sales services for the Columbia Products by executing individual Work Orders (as defined below) specifying the details of the services and the related terms and conditions.

                                   AGREEMENT:

1.0      DEFINITIONS

         1.1 "Affiliate" shall mean any corporation or business entity controlled by, controlling, or under common control with a party to this Agreement. For this purpose, "control" shall mean direct or indirect beneficial ownership of at least fifty percent (50%) of the voting stock or income interest in such corporation or other business entity, or such other relationship as, in fact, constitutes actual control.

        1.2 "Bioadhesive Delivery System" shall mean Columbia's proprietary and patented drug delivery systems.

        1.3       "FDA" shall mean the US Food and Drug Administration.

        1.4 "Fees" shall mean the compensation payable to Innovex by Columbia in return for Services. Fees shall not include Pass-Through Expenses.

        1.5 "Pass-Through Expenses" shall mean the reasonable and necessary out-of-pocket costs and expenses actually incurred by Innovex in providing Services, in accordance with the express terms of a Work Order.

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        1.6       "Project" shall mean the complete task or set of tasks
                  described in a specific Work Order.

        1.7 "Services" shall mean the responsibilities, obligations and activities which are to be performed by Innovex, as they are described in this Agreement and in specific Work Orders.

        1.8       "Term" and "Project Term" shall have the meanings described in
                  Section 11.1.

        1.9       "Work Order" shall have the meaning described in Section 2.2.

2.      SCOPE OF THE AGREEMENT; SERVICES TO BE PROVIDED; WORK ORDERS; PROJECT
        TEAMS.

2.1 Scope of Agreement. This Master Agreement allows the parties to contract for multiple Projects through the issuance of multiple Work Orders. This Master Agreement covers the provision of professional sales and marketing services by Innovex and Innovex's corporate Affiliates (see
        Section 11), including, but not limited to, recruitment and hiring of sales personnel, full-time or flex-time sales force services, promotional education programs and other related commercialization services, when requested by Columbia and agreed to by Innovex as set forth in the relevant Work Order. Columbia shall, in its sole discretion, determine when and whether to offer projects to Innovex and its corporate Affiliates, including the decision whether or not to enter into a specific Work Order.

2.2 Work Orders. The specific details and tasks of each Project shall be separately negotiated and specified in writing on terms and in a form acceptable to the parties (each such writing, a "Work Order"). The first Work Order is of even date hereof and subsequently issued Work Orders may follow, or differ materially from, the same basic template. Each Work Order may include, as appropriate, identification of the Columbia Products to be involved in the Services, a schedule of Innovex Responsibilities and Obligations, Columbia Responsibilities and Obligations and Fees and Pass-Through Expenses. Each Work Order shall be subject to all of the terms and conditions of this Master Agreement, in addition to the specific details set forth in the Work Order. To the extent any terms or provisions of a Work Order conflict with the terms and provisions of this Master Agreement, the terms and provisions of this Master Agreement shall control, unless the Work Order expressly and specifically states an intent to supersede the Master Agreement on a specific matter (but then only with respect to the particular Work Order and with respect only to the matter so specified). A change in a Work Order shall be evidenced by an amendment to the relevant Work Order duly executed by Columbia and Innovex in form acceptable to both parties.

3.      PAYMENT OF FEES AND PASS-THROUGH EXPENSES.

3.1 Columbia shall pay Innovex the Fees and Pass-Through Expenses expressly described in each Work Order. Unless otherwise agreed in a particular Work Order, Innovex will invoice Columbia monthly for the Fees and Pass-Through Expenses relating to the Project. Each

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        invoice shall be supported by a detailed expense report, and supporting documentation. Notwithstanding the foregoing, Innovex will use its best efforts to audit expense reports submitted by its Sales Force (prior to submitting monthly expenses to Columbia) to ensure the expenses detailed in such expense reports were appropriately incurred in support of the Services to Columbia. Columbia shall make payment within 30 days after the receipt of each monthly itemized invoice. If any portion of an invoice is disputed, Columbia shall pay the undisputed amounts within the aforementioned 30 days, and the parties shall use good faith efforts to reconcile the disputed amount for payment as soon as practicable.

3.2 If the period of non-payment of an undisputed amount exceeds 45 days from the date of receipt of the invoice, Innovex may, at its sole discretion and without prejudice to any other rights or remedies, give Columbia a ten (10) day written notice of intent to suspend Services in connection with the Project, and if the non-payment continues after the ten (10) day period, Innovex may (i) suspend the Services on that Project or (ii) exercise its right to give notice of a default in accordance with Section 11.3.

3.3     Payments shall be by wire-transfer or by check as follows:

                  Innovex LP
                  Accounting Number:                 511-4454518
                  ABA Number:                        053 101 121
                  Branch Banking & Trust Co., Raleigh, NC

        Innovex Federal Employment ID Number is 22-3760578.

4.      CONFIDENTIALITY AND OWNERSHIP OF INFORMATION.

4.1 Each of the parties acknowledges that, in the course of performing its obligations hereunder, it may receive information from the other party which is proprietary to the disclosing party and which the disclosing party wishes to protect from public disclosure ("Confidential Information"). Innovex and Columbia agree to retain in confidence, during the Term of this Agreement and any Work Order, and any subsequent renewals thereof, and thereafter for a period of seven (7) years, all Confidential Information disclosed to it by or on behalf of the other party, and that it will not, without the written consent of such other party, use Confidential Information for any purpose other than the purposes indicated herein. These restrictions shall not apply to Confidential Information which: (i) is or becomes public knowledge (through no fault of the receiving party); (ii) is made lawfully available to the receiving party by an independent third party; (iii) is already in the receiving party's possession at the time of receipt from the disclosing party (and such prior possession can be properly demonstrated by the receiving party); (iv) is independently developed by the receiving party and/or Affiliates (and such independent development can be properly demonstrated by the receiving party); or (v) is required by law, regulation, rule, act or order of any governmental authority or agency to be disclosed by the receiving party, provided, however, if reasonably possible, such receiving party gives the disclosing party sufficient advance written notice to permit it to seek a protective order or other similar order with

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        respect to such Confidential Information and, thereafter, the receiving party discloses only the minimum Confidential Information required to be disclosed in order to comply.

4.2 Innovex and Columbia shall limit disclosure of the other party's Confidential Information to only those of their respective officers, representatives, agents and employees (collectively "Agents") who are directly concerned with the performance of this Agreement and have a legitimate need to know such Confidential Information. Upon receipt of a request from either party, each party shall return all Confidential Information of the other within thirty (30) days of such request; provided, however, that each party can maintain one copy of the other's confidential information to monitor compliance with the confidentiality terms of this Master Agreement, to satisfy regulatory requirements or to resolve disputes regarding the Services.

4.3 All Columbia patents, trade secrets, copyrights, trade names, trademarks, service marks, proprietary materials or intellectual property and all improvements to any of the foregoing (collectively "Columbia Property") used in connection with the Services provided pursuant to this Master Agreement or any Work Order shall remain the sole and exclusive property of Columbia, and Innovex's rights to use such Columbia Property shall be limited to those permitted by this Master Agreement or any Work Order. Columbia and Innovex agree that any Columbia Property or improvements thereto which are used, improved, modified or developed by Columbia under or during the term of this Master Agreement or any Work Order are the sole and exclusive property of Columbia.

4.4 Columbia acknowledges that Innovex possesses certain inventions, processes, know-how, trade secrets, improvements, other intellectual properties and other assets, including but not limited to analytical methods, procedures and techniques, computer technical expertise and software, and business practices, including, but not limited to the Innovex Territory Management System (ITMS), the Innovex Build-A-Call(R) Pharmaceutical Selling Skills System, and the Innovex Sample Accountability System, which have been independently developed by Innovex (collectively "Innovex Property"). Columbia and Innovex agree that any Innovex Property or improvements thereto which are used, improved, modified or developed by Innovex under or during the term of this Master Agreement or any Work Order are the sole and exclusive property of Innovex.

4.5 No public announcement or other disclosure to any third party concerning the existence, or terms, of this Master Agreement, the Investment and Royalty Agreement, the Stock Purchase Agreement, the Work Order, and any other document or agreement executed in connection with this transaction (the "Transaction Documents") shall be made, either directly or indirectly, by any party hereto, except as may be legally required or as may be required for financial reporting purposes, without first obtaining the written approval of the other party and agreement upon the nature and text of such announcement or disclosure. Each party agrees that it shall cooperate fully with the other with respect to all disclosures regarding the Transaction Documents to the Securities Exchange Commission and any other governmental or regulatory agencies or any third party, including requests for confidential treatment of proprietary information of any party included in any such disclosure.

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4.6     Columbia shall have and retain sole and exclusive right, title and interest in and to all inventions, discoveries, formulae, writings, trade secrets, know-how, methods, practices, procedures, processes, techniques, engineering information, marks, designs, devices, improvements, manufacturing information and other technology, whether or not patentable, trademarkable or copyrightable, and any patent applications, patents, trademarks or copyrights based thereon ("Inventions"), whether or not patentable, that are made, discovered, conceived, reduced to practice or generated by Columbia (or its employees or representatives) or by Innovex's employees or Agents that in any way relate to the Columbia Products or the Bioadhesive Delivery System or to the marketing or sales of Columbia Products in particular (as opposed to relating to the marketing or sales of pharmaceutical products generally). Innovex's employees or Agents will promptly disclose to Columbia, or any person designated by it, all Inventions. At Columbia's expense, Innovex's employees or Agents will assist Columbia in every reasonable manner to obtain and, from time to time, to enforce patents on said Inventions in any and all countries and will execute all documents Columbia may desire for such purpose, together with any assignments of such patents to Columbia or persons designated by it.

4.7 Innovex's employees or Agents hereby irrevocably transfer and assign to Columbia full ownership of the copyrights in the work created pursuant to this agreement ("Work"). Columbia shall have all rights, title, and interest in and to the Work, including the sole and exclusive right to secure and own the copyright registrations and renewals throughout the world. Accordingly, this agreement will constitute an assignment of copyrights in the Work and Innovex's employees or Agents agreement to cooperate with Columbia and execute any and all other documents appropriate to evidence sole proprietary rights and copyrights in the Work to Columbia. On termination of this Agreement for any reason, Innovex will transfer, assign, and make available to Columbia all text and other materials, regardless of their stage of development, that Innovex's employees or Agents have created or prepared on behalf of Columbia.

5.      INDEPENDENT CONTRACTOR RELATIONSHIP.

5.1 For the purposes of this Master Agreement and any Work Order, the parties hereto are independent contractors and nothing contained in this Master Agreement or any Work Order shall be construed to place them in the relationship of partners, principal and agent, employer and employee or joint venturers. Neither party shall have the power or right to bind or obligate the other party, nor shall either party hold itself out as having such authority.

5.2 No provision of this Master Agreement or any Work Order shall be deemed to create or imply any contract of employment between Columbia and any employee of Innovex. All persons performing Services shall be employees of Innovex, or subcontractors engaged by Innovex with prior consent of Columbia, and shall not be entitled to any benefits applicable to employees of Columbia.

5.3 Innovex will, among other things, (i) maintain all necessary personnel and payroll records for Innovex employees; (ii) compute wages and withhold applicable Federal, State and local

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        taxes and Federal FICA payments for Innovex employees; (iii) remit
        Innovex employee withholdings to the proper governmental authorities and make employer contributions for Federal FICA and Federal and State unemployment insurance payments; (iv) pay net wages and fringe benefits, if any, directly to Innovex employees; and (v) provide for employer's liability and Workers' Compensation insurance coverage.

5.4 Innovex shall be responsible for management of all employer obligations in connection with Innovex employees who perform the Services. Innovex employees shall remain exclusively under the direct authority and control of Innovex. Columbia may be involved in providing training, direction or equipment to an Innovex employee only in the manner and to the extent specifically described in a Work Order. The employer obligations of Innovex shall include, without limitation: (i) human resource issues, including establishment of employee policies, and administration of health and benefits plans, 401K plan, and other employee benefit plans; (ii) work performance and work behavior issues, including probationary period, periodic and annual appraisals, employee discipline and termination; (iii) administration of systems for time-keeping, payroll and employee expense reimbursement; and (iv) day to day management of employment issues in connection with performance of the Services.

5.5 Innovex agrees that it controls the work site and the scheduling of its employees. Innovex will not violate any applicable law pertaining to the payments of wages to its employees. Innovex is responsible for and hereby agrees to comply with the following: (i) all rules and regulations governing the reporting, collection and payment of federal and state payroll taxes on wages paid to Innovex's employees, including, but not limited to (a) federal income tax withholding provisions of the Internal Revenue Code; (b) state and/or local income tax withholding provisions, if applicable; (c) Federal Insurance Contribution Act
        (FICA); (d) Federal Unemployment Tax Act (FUTA) and (e) applicable state unemployment tax provisions (SUTA); (ii) applicable workers' compensation laws including, but not limited to: (a) procuring workers' compensation insurance; (b) completing and filing all required reports; and (c) administering, managing and otherwise processing claims and related procedures; (iii) Internal Revenue Code Section 4980B (COBRA);
        (iv) the Consumer Credit Protection Act, Title III; and (v) all rules and regulations governing administration, procurement and payment of all other employee benefits specified in a Work Order or covered by this Master Agreement.

6.      REGULATORY COMPLIANCE.

6.1 In carrying out their responsibilities under this Master Agreement and each Work Order, Innovex and Columbia agree to comply, to the extent applicable, with all laws, rules and regulations, including, but not limited to the Federal Equal Employment Opportunity Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Fair Labor Standards Act, the Immigration Reform and Control Act of 1986, the Food, Drug and Cosmetic Act, Section 1128B(b) of the Social Security Act (42 U.S.C. [sec]1320a-7b(b)), and the Prescription Drug Marketing Act.

6.2 If Innovex or its employees become aware of adverse drug experience reports involving the use of any Columbia Product, while performing any Services in connection with the

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        Columbia Product, they shall immediately notify Columbia in accordance with Columbia procedures in place from time to time. Columbia shall deliver to Innovex a written copy of such Columbia notification procedures.

6.3 Columbia shall be solely responsible for responding to any government or regulatory agency concerning use or marketing of Columbia Products, except where (i) such responsibility is expressly transferred to Innovex in a Work Order; or (ii) to the extent any notice or reporting requirement is by law made directly applicable to Innovex. Innovex shall promptly notify Columbia of any information Innovex receives regarding any threatened or pending action by a government or regulatory agency that may affect the Columbia Products. Innovex shall, at the request of Columbia, cooperate with Columbia in order to respond, or in formulating a procedure for taking appropriate action. In no event shall Innovex respond to any agency without the prior consent of Columbia, unless compelled to do so by law.

6.4 Innovex certifies that neither Innovex nor any Innovex employee or Agent has been debarred under Section 306(a) or (b) of the Federal Food, Drug and Cosmetic Act and no debarred person will in the future be employed by Innovex in connection with any work to be performed for or on behalf of Columbia. If at any time after execution of this Agreement, Innovex becomes aware that Innovex or an Innovex employee or Agent is, or is in the process of being, debarred, Innovex hereby certifies that it will so inform Columbia immediately.

7.      REPORTS AND PROJECT ADMINISTRATION

        Innovex will manage and administer each Project in accordance with the specifications and milestones contained in each Work Order. Innovex shall provide Columbia a periodic Project report, in the frequency and with content as more particularly described in each Work Order. The Project report shall generally include: (i) headcount, turnover, status of recruitment; (ii) Project status and progress toward achieving objectives or milestones; (iii) financial accountability, and tracking expenses against budget.

8.      RETURN OF COLUMBIA MATERIALS.

        Within thirty (30) days after the completion of Services by Innovex, or upon termination of the Master Agreement or any Work Order, Confidential Information, Columbia Property and other data owned by Columbia, regardless of the method of storage or retrieval, shall at Columbia's request either be delivered to Columbia in such form as is then currently in the possession of Innovex, or disposed of, at the direction and written request of Columbia, unless such materials are otherwise required to be stored or maintained by Innovex as a matter of law or regulation. Columbia shall pay the costs associated with any of the above options. Innovex reserves the right to retain, at its own expense and subject to the confidentiality provisions herein, one copy of all materials provided in connection with performance of the Services, to be used to satisfy regulatory requirements or to resolve disputes regarding the Services.

9.      INDEMNIFICATION AND LIABILITY LIMITS.

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9.1     Innovex shall indemnify, defend and hold harmless Columbia, its
        Affiliates and its and their respective directors, officers, employees and agents from and against any and all losses, claims, actions, damages, liabilities, penalties, costs and expenses (including reasonable attorneys' fees and court costs) (collectively, "Losses"), resulting from any (i) breach by Innovex or its employees of its obligations hereunder; (ii) willful misconduct or negligent acts or omissions of Innovex or its employees; and (iii) violation by Innovex or its employees of any municipal, county, state or federal laws, rules or regulations applicable to the performance of Innovex's obligations under this Master Agreement or any Work Order, (iv) actions or incidents by Innovex of criminal or dishonest activity or such actions or incidents of its employees of which Innovex could have reasonably anticipated, (v) with respect to the Sales Force, those costs attendant to the administration of any collective bargaining agreement, and any liabilities or claims against Columbia arising out of Innovex's non-payment or payment to or participation in a labor organization's health and welfare retirement or other benefit fund, including the cessation of payment thereto or withdrawal from participation therein (unless such are caused by the actions or inactions of Columbia); (vi) violations by Innovex of employment-related matters with respect to Innovex's employees, including matters arising under local, state and/or federal right-to-know laws, environmental laws, NLRB, OSHA, EEOC, ADA (including without limitation those relating to employment, public access and public accommodation), WARN, FMLA, ERISA, all laws governing wages and hours (including without limitation: prevailing wage rate; exempt and non exempt status; child labor; and minimum wage and overtime matters), all laws governing race, sex, sexual harassment, retaliation, religion, veteran status, national origin, color, age, disability, and marital status, disclosed and undisclosed benefit plans, all other labor laws; in each case except to the extent such Losses are determined to have resulted from the negligence or willful misconduct of Columbia or its employees.

9.2 Columbia shall indemnify, defend and hold harmless Innovex, its Affiliates and its and their respective directors, officers, employees and agents from and against any and all Losses resulting from (i) the manufacture, storage, packaging, production, transportation, distribution, sale or other disposition of the Products by Columbia or its agents; (ii) breach by Columbia or its employees of its obligations hereunder; (iii) willful misconduct or negligent acts or omissions of Columbia or its employees; and (iv) violation by Columbia or its employees of any municipal, county, state or federal laws, rules or regulations applicable to the performance of Columbia's obligations under this Master Agreement or any Work Order; in each case except to the extent such Losses are determined to have resulted from the negligence or willful misconduct of Innovex or its employees.

9.3 The party seeking indemnification hereunder (the "Indemnified Party") shall: (a) give the party obligated to indemnify (the "Indemnifying Party") prompt written notice of any such claim or law suit (including a copy thereof); (b) cooperate fully with Indemnifying Party and its legal representatives in the investigation and defense of any matter the subject of indemnification; and (c) not unreasonably withhold its approval of the settlement of any such claim, liability, or action by Indemnifying Party covered by this Indemnification provision; provided, however, that Indemnified Party's failure to comply with its obligations pursuant to

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        this Section 9.3 shall not constitute a breach of this Master Agreement nor relieve Indemnifying Party of its indemnification obligations pursuant to Section 9, except to the extent, if any, that Indemnifying Party's defense of the affected claim, action or proceeding actually was materially impaired thereby.

9.4 Neither party, nor its Affiliates, nor any of a party's or its Affiliate's directors, officers, employees, subcontractors or agents shall have any liability of any type to the other (including, but not limited to, contract, negligence and tort liability), for any loss of profits, opportunity or goodwill, or any type of special, incidental, indirect or consequential damage or loss, in connection with or arising out of this Master Agreement, any Work Order, or the Services performed by Innovex hereunder.

9.5 Innovex shall not be liable to Columbia for claims or losses arising out of the statements or representations of Innovex employees with respect to Columbia Products to the extent the statements or representations conform to the written or printed statements or representations made to Innovex and Innovex employees by Columbia with respect to the Columbia Products.

10.     INSURANCE.

10.1 Innovex shall, at its own cost and expense, obtain and maintain in full force and effect, the following insurance during the Term (and any subsequent renewals thereof): (i) worker's compensation insurance in accordance with the statutory requirements of each state in which the Services are to be performed; (ii) employer's liability insurance with a minimum limit of [***] dollars ($[***]); (iii) comprehensive general liability insurance, including contractual liability, with a minimum limit of [***]dollars ($[***]), combined single limit per occurrence;
        (iv) comprehensive auto liability, covering bodily injury and property damage, for owned, hired or non-owned automobiles with a minimum limit of [***]dollars ($[***]), combined single limit per occurrence; and (v) professional errors and omissions, with a minimum limit of [***] ($[***]), per occurrence.

10.2 Columbia shall, at its own cost and expense, obtain and maintain in full force and effect, the following insurance during the Term (and any subsequent renewals thereof): (i) worker's compensation insurance in accordance with the statutory requirements of each state in which it has employees; (ii) employer's liability insurance with a minimum limit of [***]dollars ($[***]); (iii) comprehensive general liability insurance, including contractual liability, with a minimum limit of [***]dollars ($[***]), combined single limit per occurrence; and (iv) products liability insurance covering the Products, with a minimum limit of [***] ($[***]).

10.3 Each party shall provide the other party an original signed certificate of insurance evidencing all coverage herein required, within thirty (30) days after the effective date of this Master Agreement. The certificate must provide that thirty (30) days prior written notice of cancellation or material change in insurance coverage will be provided. The insurance obligations hereunder may be met by a program of self-insurance.

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11.     TERM AND TERMINATION.

11.1 This Master Agreement shall commence on the Effective Date and shall continue until terminated as hereinafter provided (the "Term"). Each Work Order shall include a statement of the Project start date and the Project end date (the "Project Term").

11.2 Columbia may terminate this Master Agreement without cause at any time during the Term of the Master Agreement on 120 days prior written notice to Innovex; provided however, notwithstanding such termination, the terms of this Master Agreement shall remain in full force and effect with regard to any existing Work Order until the expiration of such Work Order according to its terms. An individual Work Order under this Master Agreement may be terminated as set forth therein.

11.3 Either party may terminate this Master Agreement by written notice at any time if the other party defaults in the performance of its material obligations under the Master Agreement. Either party may terminate a Work Order by written notice at any time if the other party defaults in the performance of its material obligations under the Work Order. In the event of such default, the party declaring the default shall provide the defaulting party with written notice setting forth the nature of the default, and the defaulting party shall have thirty (30) days to cure the default. Provided, however, that if the nature of the default is such that it cannot reasonably be cured within thirty (30) days, the defaulting party may cure such default by commencing in good faith to cure such default promptly after its receipt of such written notice and prosecuting the cure of such default to completion with diligence and continuity within a reasonable time thereafter. If the defaulting party fails to cure the default within the foregoing time periods, the other party may terminate the Master Agreement or Work Order, as the case may be, by written notice to the defaulting party, which notice shall be effective upon receipt.

11.4 Either party may terminate this Agreement by written notice to the other party, effective upon receipt with no right to cure the default, if the other party files a petition for bankruptcy, reorganization or arrangement under any state statute, or makes an assignment for the benefit of creditors or takes advantage of any insolvency statute or similar statute, or if a receiver or trustee is appointed for the property and assets of the party and the receivership proceedings are not dismissed within sixty (60) days of such appointment.

11.5 In the event this Master Agreement or a Work Order is terminated, Columbia shall (a) pay to Innovex all Fees for Services rendered which are due and owing to Innovex because of any completed performance of Innovex's obligations prior to the effective date of termination; (b) pay all Pass-Through Expenses actually incurred by Innovex prior to the effective date of termination; and (c) pay any other costs which have been expressly identified in a Work Order as being due upon termination of such Work Order.

11.6 Termination of this Master Agreement or any Work Order for whatever reason shall not affect the accrued rights of either Innovex or Columbia arising under this Master Agreement or a Work Order, and all provisions which expressly or by implication survive the

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        termination or expiration of the Master Agreement or a Work Order shall remain in full force and effect.

11.7 Either party may terminate this Master Agreement by written notice to the other party upon thirty (30) days written notice if no current, active Work Order is in place between the parties.

12.     RELATIONSHIP WITH AFFILIATES.

12.1 Columbia agrees that Innovex may utilize the Services of its corporate Affiliates to fulfill Innovex's obligations under this Master Agreement and any Work Order. Any Innovex Affiliate so utilized shall be (i) subject to all of the terms and conditions applicable to Innovex under this Master Agreement and the Work Order applicable to such Project(s), including, but not limited to, provisions establishing the standards for performance, and (ii) entitled to all rights and protections afforded Innovex under this Master Agreement and the Work Order applicable to such Project(s), including, but not limited to, the indemnity and limitation of liability protections set forth herein. Any such Affiliate of Innovex may execute a Work Order directly and, with respect to the corresponding Project, the rights and obligations of the parties shall be governed by all of the terms and conditions of this Master Agreement, to the same extent as if such Innovex Affiliate was a party to this Master Agreement.

12.2 Columbia and Innovex acknowledge that certain Affiliates of Columbia may utilize the services of Innovex (and its Affiliates) under this Master Agreement and under any Work Order. In such event, (i) Columbia shall cause such Columbia Affiliate to acknowledge and be bound by all the terms and conditions of this Master Agreement and the specific Work Order, and (ii) Columbia shall remain responsible and obligated under this Master Agreement and the Work Order, as if Columbia was directly receiving the Services provided to such Columbia Affiliate. Any such Affiliate of Columbia may execute a Work Order directly and, with respect to the corresponding Project, the rights and obligations of the parties shall be governed by all of the terms and conditions of this Master Agreement, to the same extent as if such Columbia Affiliate was a party to this Master Agreement.

13.     COOPERATION.

        All data and information in Columbia's possession or control necessary for Innovex to conduct Project assignments will be delivered by Columbia to Innovex. Innovex shall not be liable to Columbia nor be deemed to have breached this Master Agreement or any Work Order as a result of errors, delays or other consequences directly arising from Columbia's failure to provide documents, materials or information or to otherwise cooperate with Innovex in order for Innovex to timely and properly perform Innovex's obligations.

14.     FORCE MAJEURE.

        Neither party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Agreement if and to the extent that such failure or

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        delay is due to circumstances beyond its control which it could not have avoided by the exercise of reasonable diligence including but not limited to: act of God, war or insurrection; civil commotion;
        destruction of essential facilities or materials by earthquake, fire, flood or storm; act of government, labor disturbance (whether or not any such labor disturbance is within the power of the affected party to settle); epidemic; or other similar event; provided, however, that the party so affected shall notify the other party promptly should such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use all commercially reasonable efforts to avoid, remove or alleviate such causes of non-performance and shall resume performance of its obligations hereunder with the utmost dispatch whenever such causes are removed. In the event of force majeure lasting more than three (3) months, the parties agree to meet and discuss how this Agreement can be justly and fairly implemented under the circumstances and if the parties are unable to agree upon how the Agreement can be implemented then either party may terminate the Agreement upon thirty (30) days written notice.

15.     REVIEW OF WORK; AUDIT.

        During the term of this Master Agreement and six (6) months thereafter, Innovex will permit Columbia's representative(s) (unless such representatives are competitors of Innovex), at reasonable times and in a reasonable manner, and at Columbia's expense, to (i) examine the work performed hereunder to determine that the Services are being conducted in accordance with the agreed terms, or (ii) audit the financial records related to Innovex's performance of the Services.

16.     NOTICES.

        Any notice required or permitted to be given by either party shall be in writing. All notices shall be to the parties and addresses listed below, and shall be sufficiently given (i) when received, if delivered personally or sent by facsimile transmission, or (ii) one business day after the date mailed or sent by an internationally recognized overnight delivery service.

        If to Innovex:           Innovex LP
                                 c/o President, Innovex America Holding Company
                                 10 Waterview Blvd.
                                 Parsippany, NJ 07054
                                 Attention:  President
                                 Fax: 973-257-4581

        With a copy to:          General Counsel
                                 Innovex America Holding Company
                                 10 Waterview Blvd
                                 Parsippany, NJ 07054
                                 Fax: 973-257-4581

        If to Columbia:          Columbia Laboratories, Inc.

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                                 220 South Orange Avenue,
                                 Livingston, NJ 07039
                                 Attention:  President
                                 Fax: 973-994-3001

        With a copy to:          Columbia Laboratories, Inc.
                                 220 South Orange Avenue,
                                 Livingston, NJ 07039
                                 Attention:  General Counsel
                                 Fax: 973-994-3001

17.     ASSIGNMENT.

        Except for Affiliates, as stated above in Section 12, neither party may assign any of its rights or obligations under this Master Agreement or any Work Order to any third party without the written consent of the other party, which consent shall not be unreasonably withheld.

18.     ARBITRATION.

18.1 Resolution of disputes concerning any aspect of the Services, this Master Agreement or a Work Order, excluding termination, shall be accomplished by good faith negotiations between Columbia and Innovex, within thirty (30) days after notice. If necessary, thereafter, resolution of such disputes shall be accomplished, at written request of either party to the other party within 30 days following the end of such 30 day period, by binding arbitration, which shall not interfere with the timely rendering of Services. The arbitration panel will be composed of three arbitrators, one of whom will be chosen by Columbia, one by Innovex, and the third by the two so chosen. If both or either of Columbia or Innovex fails to choose an arbitrator or arbitrators within fourteen (14) days after receiving notice of commencement of arbitration, or if the two arbitrators fail to choose a third arbitrator within fourteen (14) days after their appointment, the American Arbitration Association shall, upon the request of both or either of the parties to the arbitration, appoint the arbitrator or arbitrators required to complete the panel. The arbitrators shall have reasonable experience in the matter under dispute. The decision of the arbitrators shall be final and binding on the parties, and specific performance giving effect to the decision of the arbitrators may be ordered by any court of competent jurisdiction. Nothing contained herein shall operate to prevent either party from asserting counterclaim(s) in any arbitration commenced in accordance with this agreement.

18.2 The arbitration shall be filed with the office of the American Arbitration Association ("AAA") located in New York, New York or such other AAA office as the parties may agree upon (without any obligation to so agree). The arbitration shall be conducted pursuant to the Commercial Arbitration Rules of AAA as in effect at the time of the arbitration hearing, such arbitration to be completed in a sixty (60) day period. In addition, the following rules and procedures shall apply to the arbitration.

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18.3    The arbitrators shall have the sole authority to decide whether or not any Dispute between the parties is arbitrable and whether the party presenting the issues to be arbitrated has satisfied the conditions precedent to such party's right to commence arbitration.

18.4 The decision of the arbitrators, which shall be in writing and state the findings of facts and conclusions of law upon which the decision is based, shall be final and binding upon the parties, who shall forthwith comply after receipt thereof. Judgment upon the award rendered by the arbitrator may be entered by any competent court. Each party submits itself to the jurisdiction of any such court, but only for the entry and enforcement to judgment with respect to the decision of the arbitrators hereunder. The arbitrators shall have the power to grant all legal and equitable remedies (including, without limitation, specific performance) and award compensatory damages provided by applicable law, but shall not have the power or authority to award punitive damages. No party shall seek punitive damages in relation to any matter under, arising out of, or in connection with or relating to this Agreement in any other forum.

18.5 The parties shall bear their own costs in preparing for and participating in the resolution of any Dispute and the costs of the arbitrator(s) shall be equally divided between the parties; provided, however, that each party shall bear the costs incurred in connection with any Dispute brought by such party that the arbitrators determine to have been brought in bad faith.

19.     ADDITIONAL WARRANTIES AND REPRESENTATIONS.

19.1 Innovex and Columbia warrant and represent to the other that they have the full right and authority to enter into this Master Agreement and that there is no impediment that would inhibit their ability to perform their respective obligations under this Master Agreement or any Work Order.

19.2 Innovex and Columbia agree to perform their obligations hereunder in a timely, professional and competent manner.

19.3 Columbia warrants and represents that it possesses good title to, or the right to use, any and all trademarks of the Columbia Products, free and clear of any claims or encumbrances that would impede the performance by either party under the terms of this Agreement or any Work Order. In addition, Columbia owns or controls the patents or appropriate licenses in connection with all Columbia Products to be involved in the Services, and has no knowledge of the existence of any claim or adverse rights which would restrict or prevent Columbia or Innovex from performing the Services pursuant to this Master Agreement or a Work Order.

19.4 Innovex represents and warrants that there are no collective bargaining agreements binding upon Innovex affecting its employees who are or may provide Services under this Master Agreement or the Work Order, and that there are no pending or threatened organizing efforts affecting the same.

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20.     GENERAL PROVISIONS

20.1 This Master Agreement shall be construed, governed, interpreted, and applied in accordance with the laws of the State of New Jersey, without giving effect to the principles of conflict of laws.

20.2 The rights and obligations of Columbia and Innovex under this Master Agreement and any Work Order, which by intent or meaning have validity beyond such termination (including, but not limited to, rights with respect to confidentiality, mutual indemnification and liability limitations) shall survive the termination of this Master Agreement or such Work Order.

20.3 This Master Agreement contains the entire understandings of the parties with respect to the subject matter herein, and cancels all previous agreements (oral and written), negotiations and discussions, dealing with the same subject matter. The parties, from time to time during the term of this Master Agreement, may modify any of the provisions hereof only by an instrument in writing duly executed by the parties.

20.4 References to any Schedule, Appendix, Attachment or Exhibit attached to this Master Agreement or any Work Order shall be deemed to incorporate the entire contents of the Schedule, Appendix, Attachment or Exhibit by reference, as if it were fully set forth in the Master Agreement or Work Order to which it is attached.

20.5 No failure or delay on the part of a party in either exercising or enforcing any right under this Master Agreement or any Work Order will operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right will preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right. No waiver of any such right will have effect unless given in a signed writing. No waiver of any such right will be deemed a waiver of any other right.

20.6 If any part or parts of this Master Agreement or a Work Order are held to be illegal, void or ineffective, the remaining portions of the Master Agreement or Work Order shall remain in full force and effect. If any of the terms or provisions are in conflict with any applicable statute or rule of law, then such term(s) or provision(s) shall be deemed inoperative to the extent that they may conflict therewith, and shall be deemed to be modified or conformed with such statute or rule of law. In the event of any ambiguity respecting any term or terms hereof, the parties agree to construe and interpret such ambiguity in good faith in such a way as is appropriate to ensure its enforceability and viability. Neither party shall assert against the other that the compensation arrangement provided in this Agreement or any Work Order is ground for voiding the Agreement or Work Order, or rendering the same unenforceable.

20.7 The headings contained in this Master Agreement and any Work Order are used only as a matter of convenience, and in no way define, limit, construe or describe the scope or intent of any section of this Master Agreement or such Work Order.

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IN WITNESS WHEREOF, this Master Agreement has been executed by the parties hereto through their duly authorized officers on the date(s) set forth below.

INNOVEX LP                                          COLUMBIA LABORATORIES, INC.
by: Innovex America Holding
    Company, its General Partner

By:    /S/ Kevin D. Overs                             By:    /S/ Fred Wilkinson
       ------------------                                    ------------------

Name:  Kevin D. Overs                                 Name:  Fred Wilkinson
       --------------                                        --------------

Title: CFO                                            Title: President & CEO
       ---                                                   ---------------

Date:  7/30/02                                        Date:  7/30/02

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                          SALES FORCE WORK ORDER # 8795

                   EFFECTIVE DATE OF WORK ORDER: July 31, 2002

This Sales Force Work Order is entered into between Columbia Laboratories, Inc., ("Columbia") and Innovex LP ("Innovex"), pursuant to the Master Services Agreement, having an Effective Date of July 31, 2002, between Columbia and Innovex, and is subject to all the terms and conditions set forth therein, except as may be otherwise expressly provided herein.

A.     BRIEF DESCRIPTION OF SALES FORCE PROJECT:
       ----------------------------------------

Sales Force
-----------

A full time 50 - 60 person sales force with 5 managers will be assigned to selling Procheive 8%, Prochieve 4%, RepHresh, and Advantage-S to a selected list of approximately [***] gynecologists. Procheive 8% will be in first position, followed by Prochieve 4%, RepHresh and Advantage-S. The sales force will be on a four-week cycle (12 cycles a year). Columbia's objective is to maximize the quality of the calls and to work the office to support the Columbia product line.

Sales Training
--------------

A modular sales training program is planned. The objective of this first module is to instruct the representatives in basic reproductive physiology, disorders associated with infertility and commonly used therapies and procedures. Self administered exams will be completed by each representative and returned to confirm that the sales force has basic knowledge of infertility. The second module will provide product knowledge. A self-administered exam will be returned to Columbia to confirm that the sales force has basic product knowledge. The third and last home study module will deal with [***]. A self-administered exam on this learning will be returned promptly. A national sales meeting will be held within six weeks of project start. A week prior to the national meeting, managers will meet to ensure that they are trained to evaluate and assist in the training of the representatives.

The first order of business at the national sales meeting will be an exam to demonstrate that the sales force is up to speed, followed by two days extensive group training, two days of training in smaller groups, and one day designated for Innovex training regarding personnel management, compensation and benefits and field administration. Following the national sales meeting, the sales force should hit the ground running. Through e-mail, Columbia will provide updated information at a minimum on a monthly basis. Each manager will be responsible for evaluating each sales person in their region each cycle to ensure they are properly trained to handle this assignment.

Selling Material
----------------

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Each Visual Aid will be used for [***]cycles meaning that there will be
[***]visual aids per year. When a new visual aid is delivered to the sales force, it will be accompanied by appropriate training material to ensure that the representative will use it properly.

As part of their assignment, the sales force will spend time with the practice nurse to make sure that s/he has the tools to help women follow the regimen. A special web site will be created to answer questions by the gynecologist, the staff and women as a means of providing information instantaneously. The sales force will encourage physicians and their staff to visit it.

The Physician Experience Trial
------------------------------

The Sales Force will be responsible for implementing a physician experience trial to be designed by Columbia.

B.       PROJECT TEAMS:
         --------------

Columbia Contact Person:  Fred Wilkinson
                          President and CEO
             address:     220 South Orange Avenue
                          Livingston, NJ 07039
             phone:       973-994-3999
             fax:         973-994-3001

Innovex Contact Person:   Bob McGowan
                          VP of Speciality Sales
             address:     10 Waterview Blvd.
                          Parsippany, NJ  07054
             phone:       973-257-4500 x3023
             fax:         814-269-2123

Routine correspondence relevant to the operation of the sales force should be sent to the above-named contact persons. All notices or similar communications in regard to the terms or a change of terms of this Work Order are to be sent to the parties named in the Master Services Agreement - Section 16. Notices.

C.      PROJECT TERM AND KEY DATES:
        ---------------------------

--------------------------------------------------------------------------------
Project Start Date                                      July 31, 2002
--------------------------------------------------------------------------------
District Manager Start Date                             August 8, 2002
--------------------------------------------------------------------------------
Sales Representative Start Date                         August 26, 2002
--------------------------------------------------------------------------------
Home Study                                              August 26 - 31, 2002
--------------------------------------------------------------------------------
Initial In-Class Training Dates                         Sept. 23 - Oct. 1, 2002
--------------------------------------------------------------------------------
Last Sales Representative Field Day                     July 31, 2005
--------------------------------------------------------------------------------
Project End Date                                        July 31, 2005
--------------------------------------------------------------------------------

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"Project Term" shall mean the period of time beginning on the Project Start Date and ending on the Project End Date.

D.      DEFINITIONS
        -----------

1. "Day Worked" shall mean a day during which a Sales Representative details or presents to Prescribers, or attends scheduled company training and/or specifically designated home study. A "Day Worked" by a District Manager shall mean a day during which the District Manager performs duties and responsibilities described in the Work Order. Days Worked shall not include days on leave, holidays, sick days or vacations.

2. "Detail" shall mean an interactive face-to-face contact by a Sales Representative with a Prescriber or the Prescriber's legally empowered designee, during which a promotional message involving a Prochieve Product is given in accordance with the Promotional Program. When used as a verb, "detail," "details" and "detailed" shall mean to engage in a Detail as defined herein.

3. "Off-limits Prescriber" shall mean one of the specifically identified Prescribers within a Sales Representative's territory that the Sales Representative is prohibited from contacting.

4. "Prescriber" shall mean, in the case of pharmaceutical products, physicians and other health care professionals legally authorized to write prescriptions for pharmaceutical products and, in the case of medical devices, physicians and other health care professionals.

5. "Presentation" shall mean an interactive face-to-face contact by a Sales Representative with a Prescriber or the Prescriber's staff, during which a promotional message involving a RepHresh or Advantage-S Product is given in accordance with the Promotional Program. When used as a verb, "present," "presents" and "presented" shall mean to engage in a Presentation as defined herein.

6. "Product" shall mean, individually and collectively, Prochieve(TM)4% Progesterone Gel, Prochieve(TM)8% Progesterone Gel,
        Advantage-S(R)Bioadhesive Contraceptive Gel, and RepHresh Vaginal
        Gel(TM).

7. "Promotional Expense Budget" shall mean the funding and guidelines for use of such funding that are provided by Columbia for use by the Sales Force when detailing and presenting Product.

8. "Promotional Material" shall mean the Product labeling and package inserts, sales aids and detailing materials, presentation materials and other promotional support items provided by Columbia to Innovex, for use in promotion of the Product.

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9.      "Promotional Program" shall mean the marketing plan, strategy and promotional message for the Product, which will include use of the Promotional Material and the Promotional Expense Budget.

10. "Referral Message" shall mean the promotional message, as provided by Columbia to Innovex from time to time, that any patient who has not become pregnant after three (3) cycles of treatment using clomiphene citrate together with 8% progesterone gel should seek care of an assisted reproductive technology specialist for further treatment.

11. "Sales Force" shall mean the Sales Representatives, District Managers, Regional Sales Managers and National Sales Manager, individually and as a group, that have been assigned to deliver Details and Presentations of the Product in accordance with the terms of this Agreement.

12. "Sales Representative" shall mean an Innovex employee who has been trained and equipped to detail and present to Prescribers.

13. "Target Prescriber" shall mean one of the specifically identified Prescribers within a Sales Representative's territory to be detailed and presented to by the Sales Representative.

14. "Territory" shall mean the United States and Puerto Rico. In connection with an individual Sales Representative, the territory shall be the geographic area assigned to the individual Sales Representative.

E.      INNOVEX RIGHTS, RESPONSIBILITIES AND OBLIGATIONS
        ------------------------------------------------

1. Sales Force. The Sales Force will be composed of the following Innovex employees:

-------------------------------------------------------------------------------
   Number                                    Position Title
-------------------------------------------------------------------------------
    55                  Sales Representatives
-------------------------------------------------------------------------------
     5                  District Managers
-------------------------------------------------------------------------------

        In addition, Innovex will provide appropriate management oversight of the Sales Force, including that of a National Sales Manager. Columbia may request that Innovex provide additional Sales Representatives, by submitting a written request in substantially the form attached hereto as Exhibit 1, ("Additional Sales Representative Request Form"). As the total number of Sales Representatives increases for the Sales Force, additional District Managers will also be increased in order to maintain a maximum ratio of District Managers to Sales Representatives of 1:12.

2. Recruitment. Innovex shall be responsible for recruitment and re-recruitment (replacement) of the Sales Representatives and District Managers in accordance with the Sales Force Qualifications described below. Innovex shall be responsible for the cost of recruitment, background checks and drug screens. If Columbia elects to participate in the final selection of members of the Sales Force, Columbia shall approve or disapprove qualified candidates

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        within five (5) business days after each qualified candidate is submitted to Columbia for final selection. A "qualified candidate" must meet the Sales Force Qualifications.

3. Sales Force Qualifications. Innovex will exercise best efforts to recruit from a diverse candidate base. A qualified candidate for Sales Representatives shall meet the following minimum qualifications: four-year college degree (B.A., B.S. or equivalent); minimum one year outside sales experience, preferably within pharmaceuticals and women's health. At least 40% of Sales representatives shall have a minimum of one year of pharmaceutical sales experience, of which at least 30% shall be in women's health. A qualified candidate for District Manager shall meet the following minimum qualifications: four-year college degree (B.A., B.S. or equivalent); minimum 2 years outside sales experience, minimum one year previous management experience in pharmaceutical sales.

4. Position Descriptions and Duties. Innovex shall manage, supervise and evaluate the performance of the National Sales Manager, District Managers and Sales Representatives in accordance with the responsibilities and duties identified below. All Sales Force employees shall demonstrate the following: work ethic and integrity; planning, organizing and territory management skills; strong interpersonal skills; excellent communication skills; critical thinking and analysis; problem solving; decisiveness; sound judgment; Columbia-focused selling skills; basic computer skills; ability to listen and learn.

        SALES REPRESENTATIVES
          .  Generate sales within an assigned territory
          . Maintain and update current and prospective target physician profiles
          .  Avoid all contact whatsoever with Off-limits Prescribers
          .  Keep current with market knowledge and competitive products
          . Avoid any comparison or reference to Crinone(R)(progesterone gel) products marketed by Serono, Inc.
          .  Maintain a professional image for Columbia and Columbia Products
          .  Participate in all training and sales meetings
          .  Plan and organize territory to meet sales and call targets
          . Make sales presentations (Details and Presentations) - individual, one-on-one, in-services
          . Deliver the Referral Message with each sales presentation (Detail) of Prochieve 8% (progesterone gel)
          .  Comply with PDMA
          . Make complete, accurate and timely submission of all time-keeping, call activity and expense reports
          . Compliance with Promotional Program, and proper use of Promotional Materials and Promotional Expense Budgets
          . Participate or coordinate Lunch & Learns, dinner programs, weekend events, as appropriate
          . Have appropriate interaction with co-promotional partners or counterparts

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        NATIONAL SALES MANAGER, DISTRICT MANAGERS
          . Recruit, interview and select Sales Representatives and subordinate managers
          . Handle 120 day and annual performance review, personnel issues, discipline and termination of Sales Representatives and subordinate managers
          . District Managers shall make regular field visits: to develop and motivate Sales Representatives for attainment of sales objectives; to assess and monitor field activity and work schedules; to monitor and manage field reporting by Sales Representatives, including call reporting.
          . Communicate with Columbia field/regional managers on regular and timely basis
          . Assist with the planning and delivery of training, and periodic sales meetings
          . Review and approve expense reports; monitor compliance with expense policies.
          . Monitors compliance with Promotional Program, and proper use of Promotional Materials and Promotional Expense Budgets
          .  Monitors compliance with Off-limits Prescriber restrictions
          .  Monitors compliance with Crinone(R) products restrictions
          .  Monitors delivery of the Referral Message
          .  Monitors compliance with PDMA
          .  Monitors time-keeping and attendance

5. Sales Force Compensation; Benefits. Innovex shall compensate the Sales Force employees with a combination of salary and variable incentive (bonus). Innovex shall establish a target average salary and salary matrix, which recognizes greater experience and training, and preferred selection criteria. The terms and conditions of a variable incentive compensation plan ("Incentive Plan") shall be mutually determined by Innovex and Columbia, including eligibility criteria and performance targets. The plan may also include incentive awards such as trips and prizes. Innovex shall administer the Incentive Plan, determine eligibility and pay the incentive compensation and awards, in accordance with the Incentive Plan. Sales Force employees shall be eligible to receive an auto allowance, and shall be entitled to participate in the Innovex employee benefit plans for health and dental care, 401K, employee stock purchase and stock ownership plans, in accordance with company eligibility criteria.

6. Training and Periodic Sales Meetings. Innovex shall facilitate the participation of the Sales Force in Columbia's initial training of the Sales Force, backfill training of replacement District Managers and Sales Representatives and all follow-up training, including periodic sales meetings. Columbia may request Innovex's participation in the delivery of training and Innovex will provide such services on a time and materials basis as the parties may agree. In all cases, Innovex shall monitor and observe all Columbia training. Innovex may have Sales Force Members participate in the Innovex Leadership Development Program.

7. Promotional Activities. Innovex shall be responsible for managing and monitoring the promotional activities of the Sales Force, in strict adherence to the Promotional Program and using only the Promotional Materials provided by Columbia. Sales Representatives shall not be permitted to develop, create or use any other promotional material or literature in connection with the promotion of the Product. The Sales Representatives will be required to immediately cease the use of any Promotional Materials when instructed to do so by

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                                      22

        Columbia. Innovex shall monitor that Promotional Materials are not changed, (including, without limitation, by underlining or otherwise highlighting any text or graphics or adding any notes thereto) by the Sales Representatives. Sales Representatives shall be required to limit their statements and claims regarding the Product, including as to efficacy and safety, to those which are consistent with the Product labels, package inserts and Promotional Materials. The Sales Representatives shall not be permitted to add, delete or modify claims of the efficacy or safety in the promotion of the Product, nor shall the Sales Representatives be permitted to make any untrue or misleading statements or comments about the Products or any Columbia competitors or competitor products. Sales Representatives shall be prohibited from (i) contacting Off-limits Prescribers and (ii) making comparisons or references to Crinone(R)products.

8. Project Reports. Innovex shall provide Columbia a monthly Project report, which shall include: (i) headcount, reported nationally, by region/district; vacancy rates, turnover, personnel transfers to Columbia, status of recruitment/hiring; (ii) Project status, milestones, and progress toward achieving objectives; (iii) financial accountability, tracking expenses against budget; and (iv) if required by the Work Order, call reporting and sample accountability.

9. Reporting by Sales Representatives. Sales Representatives shall be required to report all field activities and expenditures in a manner that is timely, accurate and honest, and in accordance with policies and procedures for the applicable reporting systems. Innovex District Managers shall routinely reinforce the importance of compliance with the reporting guidelines and policies (e.g. sample accountability, call reporting, promotional budget expenditures, travel expenses). Newly hired Sales Representatives shall receive training on the reporting systems, guidelines and policies during the initial sales training program

10. ITMS and Call Reporting. Innovex shall provide the Innovex Territory Management System, including automated call reporting functions. Innovex shall equip the Sales Force with computer hardware and software, and shall bear the cost of database and system administration, licenses, access to data/replication lines, help desk support, and training of the Sales Force in proper use of the computers and software.

11. Management and Discipline of the Sales Force. Innovex shall be responsible to manage the Sales Force. Innovex has sole authority to remove employees from the Sales Force. In conformance with Innovex policy, Innovex shall provide appropriate employee counseling and discipline, up to and including termination, on its own initiative and upon the reasonable request of Columbia, to Sales Force members who violate employment rules and who are otherwise under performing their job responsibilities. Innovex will promptly follow-up on any reports made by Columbia of Sales Force member non-compliance and will apply such counseling or discipline as may be warranted in Innovex's judgement consistent with Innovex's prior employment practices.

12. Business Cards; Detail Bags. Innovex shall supply the Sales Force with business cards, the content of which shall be subject to approval by Columbia, such approval not to be

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                                      23
        unreasonably withheld. Innovex shall supply the Sales Force with detail bags. Columbia shall provide Innovex with camera ready artwork of Columbia's logo or other content Columbia wishes to include on the business cards.

F.      COLUMBIA RIGHTS, RESPONSIBILITIES AND OBLIGATIONS
        -------------------------------------------------

1. Promotional Program and Promotional Materials. Columbia shall be responsible for providing a Promotional Program, Promotional Materials and Promotional Expense Budget that (i) will not involve the counseling or promotion of a business arrangement that violates federal or state law; (ii) will be in compliance with the AMA Guidelines on Gifts to Physicians from Industry; and (iii) shall not require or encourage the Sales Representatives to offer, pay, solicit or receive any remuneration from or to Prescribers to induce referrals or purchase of Columbia Product. Columbia shall be responsible for providing written guidelines for proper use of the Columbia's Promotional Expense Budget.

2.      Training and Periodic Sales Meetings.
        Columbia shall be responsible for the following:
        . Programming, materials and facilities for initial Sales Force training. The initial training agenda shall include one day designated for Innovex training regarding personnel management, compensation and benefits and field administration.
        . Programming, materials and facilities for periodic sales meetings or product launch meetings as designated by Columbia.

        Any reasonable, documented and approved expenses incurred by Innovex in conjunction with Sales Force training shall be a Pass-Through Expense to Columbia.

3. Sales Data. Columbia shall be solely responsible for obtaining historic and ongoing sales data regarding Columbia Products. Columbia shall be solely responsible to pay any applicable per representative fee required by any third party, except for the fee imposed by the American Medical Association. Upon execution of this Agreement, Innovex will provide Columbia with the historic data used to size and structure the Sales Force. Columbia shall provide Innovex with the data reasonably necessary to maintain Sales Force effectiveness including but not limited to, (i) Exponent sales/total Rx data by territory, district, region, and nation; and (ii) Early view by territory.

4. Sales Force Travel Expenses. Columbia shall be responsible for all Sales Force travel, lodging and meal expenses, when necessary, documented, and actually incurred by the Sales Force in the amounts authorized in the annual Sales Force travel expense budget set forth on Exhibit 2 attached hereto. Columbia shall have no responsibility for, or obligation to pay for, travel expenses exceeding the budget without Columbia's consent.

5. No Recruitment. Through the Project End Date and for one year thereafter, neither party shall attempt to actively recruit or solicit any personnel of the other party without the prior written consent of such party; except as otherwise provided herein and provided that, notwithstanding the foregoing, a party shall be permitted to engage in general recruitment

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

        through advertisements or recruiting through head-hunters so long as Innovex employees and personnel are not specifically targeted.

6. Transfer of Ancillary Services. On or after August 19, 2003, Columbia may, upon 60 days prior notice to Innovex, assume direct responsibility for call reporting, sample accountability and reporting, and computers and support services related to the Sales Force.. Should Columbia assume such services, it shall remain responsible to pay the monthly fee set forth in paragraphs (G)(4)&(5) of this Work Order.

G.      FEES AND PASS-THROUGH EXPENSES
        ------------------------------

1. Daily Fees. Columbia shall pay Innovex a Daily Fee for each Day Worked by Sales Representatives and Field Managers during the Project Term and thereafter if required for Project close-out. The Daily Fees and total estimated Daily Fees during the first year of the Project Term are stated in the following table:

--------------------------------------------------------------------------------------------------------------------
     Sales Force Positions           Number      Daily Rate      Estimated       Estimated          Estimated
                                                                Days Worked      Total Days         Total Fees
                                                                                   Worked
--------------------------------------------------------------------------------------------------------------------
     Sales Representatives             55          $[***]          [***]           [***]              $[***]
--------------------------------------------------------------------------------------------------------------------
       District Managers               5           $[***]          [***]           [***]              $[***]
--------------------------------------------------------------------------------------------------------------------
                                                                   Estimated Total Fees               $[***]
--------------------------------------------------------------------------------------------------------------------

        Effective August 19, 2003, these Daily Rates may be increased by up to [***]%. Effective August 19, 2004, the then effective Daily Rates may be increased by up to [***]%.

2.      Take-On Fee.
        -----------

        a. Individual Sales Force Members. Innovex shall charge Columbia a fee for each Sales Force member that becomes employed by Columbia or an affiliate during the Project Term, or six months thereafter if Columbia does not exercise its rollover rights with respect to such member under paragraph (g)(2)(b); provided however, that Columbia may only hire a Sales Force member during such period upon providing Innovex 15 days notice of Columbia's desire to so hire and, in the case of Sales Representatives only upon Innovex express consent. For each hire, Columbia shall pay Innovex the following: during the first, second, and third years of the term, an amount equal to [***]%,[***]%, and [***]%, respectively of the employee's Innovex annual salary. These amounts shall be included in Innovex's regular invoicing.

            (i) Use of Take-on Fees. Innovex, in its sole discretion, may make the fees paid by Columbia under paragraph G(2)(a) available for the Sales Force retention initiatives as may be warranted and prudent during the Project Term. The Steering Committee may make recommendations to Innovex on such expenditures.

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                                      25

        b. Sales Force Rollover. Columbia may hire directly [***]% or more of the Sales Force contemporaneously with the Project End Date by providing Innovex 90 days notice and without any payment to Innovex, whatsoever.

3. Incentive Plan Administration. Columbia shall pay Innovex an amount equal to (i) the amount of all non-salary compensation earned by Sales Force members in accordance with the terms of the Incentive Plan or otherwise requested by Columbia; and (ii) an amount equal to [***]% of such compensation for Innovex's employer costs (payroll taxes, benefits).

4. ITMS Fees. For Innovex's provision of ITMS Services as set forth in paragraph E(10) of this Work Order, Columbia shall pay a monthly service fee in the amount of $[***] per Sales Representative, District Manager and the National Sales Manager through the Project End Date.

5. Payment Schedule. Innovex shall send Columbia an estimated cost for each month ten (10) days in advance, including all incentive compensation and related employer costs. Columbia shall pay the estimated monthly charge on the first day of the month by wire transfer to the account designated by Innovex. At the end of each calendar month Innovex shall provide Columbia a list of the billable Sales Force personnel and the total number of Days Worked multiplied by the respective Daily Fee rate and all Fees, Take-on Fees and Pass-Through Expenses. Innovex shall add any underpayment to, and deduct any overpayment from, the next estimate sent to Columbia. The parties shall use good faith efforts to reconcile any disputed amount as soon as practicable. One half of any amount in dispute for more than 30 days shall be credited against the next estimate (provided the amount in dispute was paid by Columbia based on a previous estimate) sent to Columbia and remain as a credit until the dispute is resolved.

6. Initial Payment. Upon the execution of this Agreement, Columbia shall make an immediate payment to Innovex in the amount of $ [***], to be credited against the first estimated payments due to Innovex.

7. Changes in Scope; Additional Services. All prices and costs contained in this Work Order are subject to revision as needed to reflect changes in the scope of services being provided by Innovex. Additional services will be provided at Innovex's normal and customary rates.

8. Expense Allocation Chart. The financial responsibility of Innovex and Columbia for expenses and costs of Sales Force operation shall be allocated in accordance with the terms of this Work Order, which are summarized for illustrative purposes in the "Sales Force Expense Allocation" chart (Attachment A).

H.      ADDITIONAL TERMS
        ----------------

1. Steering Committee. Columbia shall make all decisions with respect to the strategy for the marketing and Promotion of the Products. However, other issues may arise under the terms of this Agreement or between the parties while operating under this Agreement which are

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

        appropriate for consultation between the parties to ensure maximum productivity of the Sales Force, including, but not limited to, the establishment of work rules or the response to greater than expected Sales Force turnover and other changing market conditions. The parties shall, therefore, establish a Steering Committee, chaired by Columbia and consisting of up to three (3) members from each party. The chairperson's duties shall include site selection, logistics, agenda and facilitation; provided however, that a Innovex Committee member may submit agenda items to the Chair and such items shall be included in the next regular meeting of the Steering Committee. Each member of the Committee shall be an employee or member of the Board of Directors of the party that appointed such member. Initial appointments shall be made within fourteen (14) days of the date of this Agreement. A member of the Committee may be removed at any time, with or without cause, by the party that appointed such member. The Committee shall meet each quarter, or otherwise at the call of the chairperson to review, coordinate, and discuss issues regarding the Promotional Program. In addition, the Committee shall review and resolve issues pertaining to this Agreement. The members of the Committee will use reasonable efforts to reach consensus on all decisions.

In Witness Whereof, Columbia and Innovex have caused this Work Order # 8795 to be duly executed on their behalf by their authorized representatives and made effective as of Effective Date of Work Order appearing above.

ACCEPTED AND AGREED TO BY:

COLUMBIA LABORATORIES, INC.                       INNOVEX LP
                                                  by: Innovex America Holding
                                                   Company, its General Partner

/S/ Fred Wilkinson                                /S/ Kevin D. Overs
------------------                                ------------------
By: Fred Wilkinson                                By: Kevin D. Overs
Title: President & CEO                            Title: CFO
Date: 7/30/02                                     Date: 7/30/02

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

                     ATTACHMENT A TO SALES FORCE WORK ORDER
                         SALES FORCE EXPENSE ALLOCATION
                         ------------------------------
                                    JULY 2002
                                 PROJECT # 8795

----------------------------------------------------------------------------------------------------------------------------
                               Category                                      Innovex         PassThrough        Columbia
                                                                             Direct           Expenses           Direct
                                                                            Expenses                            Expenses
----------------------------------------------------------------------------------------------------------------------------
Salary, including payroll taxes, for Sales Representatives, District            X
Managers, National Sales Manager
----------------------------------------------------------------------------------------------------------------------------
Incentive compensation (bonus) for Sales Representatives, District                                X
Manager, and National Sales Manager, plus [***]%
----------------------------------------------------------------------------------------------------------------------------
Benefits package, including (401k), ESOP, ESPP, medical, dental,                X
Rx, vacation, holidays
----------------------------------------------------------------------------------------------------------------------------
Auto Costs in territory, including monthly allowance, mileage                   X
reimbursement, parking and tolls.
----------------------------------------------------------------------------------------------------------------------------
Basic Business Expenses in territory, including phone,                          X
paper supplies, postage and voice mail.
----------------------------------------------------------------------------------------------------------------------------
Business Cards & Detail Bags                                                    X
----------------------------------------------------------------------------------------------------------------------------
Call Reporting ; ITMS                                                           X
----------------------------------------------------------------------------------------------------------------------------
Computers for Sales Representatives, including software, helpdesk               X
support, data/replication lines
----------------------------------------------------------------------------------------------------------------------------
Computers for DMs, NSM, including software, helpdesk support,                   X
data/replication lines
----------------------------------------------------------------------------------------------------------------------------
Infrastructure support (operations, HR, finance, legal)                         X
----------------------------------------------------------------------------------------------------------------------------
Liability Insurance: employment, workers comp, E & O, CGL, auto                 X
----------------------------------------------------------------------------------------------------------------------------
Recruitment and re-recruitment, includes drug screens, background               X
and motor vehicle checks
----------------------------------------------------------------------------------------------------------------------------
Meetings: Columbia national, regional and district meetings; product                              X
launches
----------------------------------------------------------------------------------------------------------------------------
Promotional Expense Budget (access money)                                                         X
----------------------------------------------------------------------------------------------------------------------------
Promotional Program and Promotional Materials (sales aids)                                                         X
----------------------------------------------------------------------------------------------------------------------------
Promotional marketing expenses, including sales data                                                               X
----------------------------------------------------------------------------------------------------------------------------
Training program, materials and facilities; initial and follow-up                                                  X
----------------------------------------------------------------------------------------------------------------------------
Travel Expenses (air, hotel, meals, T&E) for Sales Reps, District                                 X
Managers, National Sales Manager                                                                  X
*Interviewing                                                                                     X
*Training                                                                                         X
*Territory travel for field management purposes                                                   X
----------------------------------------------------------------------------------------------------------------------------

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

                       EXHIBIT 1 TO SALES FORCE WORK ORDER
                  ADDITIONAL SALES REPRESENTATIVE REQUEST FORM

This Request for Additional Sales Representative is issued pursuant to the Master Sales Services Agreement between Columbia and Innovex LP, dated as of July 31, 2002, and Work Order/Sales Force # 8795, dated as of July 31, 2002.

--------------------------------------------------------------------------------------------------------
PART 1                                   To be completed by Columbia
                                         Attach any relevant, helpful information
--------------------------------------------------------------------------------------------------------
NUMBER OF SALES REPRESENTATIVES
REQUESTED
--------------------------------------------------------------------------------------------------------

TERRITORY LOCATION(S)

--------------------------------------------------------------------------------------------------------

REQUESTED START DATE

--------------------------------------------------------------------------------------------------------

AUTHORIZED COLUMBIA REPRESENTATIVE       Signature: ____________________________________
SUBMITTING REQUEST                       Name:
                                         Title:
                                         Date:
                                         Phone:
                                         Fax:

--------------------------------------------------------------------------------------------------------
PART 2                                   To Be Completed by Innovex
                                         Innovex shall respond within ten (10) business days after
                                         receipt of the Additional Sales Representatives Request.
--------------------------------------------------------------------------------------------------------

This Additional Sales Representative     Request is Accepted, and Recruitment shall begin immediately:
Request Form was Received by Innovex
on the following date:                   ____________________________________________
                                         (sign and date)
         _____________________           Contact Person:
                                         Phone:
--------------------------------------------------------------------------------------------------------

                                         Request is Not Accepted (identify above
                                         information which must be clarified or
                                         changed before Request may be accepted
                                         by Innovex):

                                         ______________________________________________________________
                                         (sign and date)
                                         Contact Person:
                                         Phone:
--------------------------------------------------------------------------------------------------------

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

                       EXHIBIT 2 TO SALES FORCE WORK ORDER
                              ANNUAL TRAVEL BUDGET

7/31/02 - 9/17/03 ("Year One"):

$[***] for Initial Sales Force Training

$[***] for POA Meetings and Field Based Travel

9/18/03 - 9/17/04 ("Year Two"):

Year One budget plus [***]%

9/18/04 - 10/14/05

Year Two budget plus [***]%

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                                      30